BETWEEN

VERDE RESOURCES, INC.
("VERDE")
&
CHAMPMARK SDN. BHD.
("CSB")

AND

BEIJING CHANGXIN WANLIN TECHNOLOGY CO., LTD
("CREDITOR")

SETTLEMENT OF DEBTS AGREEMENT

Dated this 9th day of June 2021

SETTLEMENT AGREEMENT

This Agreement is entered into this 9th day of June 2021

BETWEEN:

(1) **VERDE RESOURCES, INC** a company incorporated under the laws of Nevada, USA listed under OTCQB trading under stock code "VRDR" and having its registered address at Block B-5, 20/F, Great Smart Tower, 230 Wanchai Road, Wanchai, Hongkong (hereinafter referred to as **"VERDE"**).

(2) **CHAMPMARK SDN BHD (Company No. 235619-U)** a company incorporated in Malaysia and having its registered address at 17th Floor, Menara Hap Seng, Letter Box No. 63, No. 1 & 3, Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia (hereinafter referred to as **"CSB"**).

AND

(3) **BEIJING CHANGXIN WANLIN TECHNOLOGY CO., LTD (Company No. 110000410196095)** a company incorporated in the People's Republic of China and whose address is situated at Room 1501, Tower A, Maples International Center, No. 32 North Xizhimen Street, Haidian District, Beijing, China (hereinafter referred to as **"Creditor")**

WHEREAS:

(A) The parties hereby acknowledge that CSB, an indirect subsidiary of VERDE, is indebted to the Creditor for the total sum of **USD 1,602,631 (One Million Six Hundred Two Thousand Six Hundred Thirty One)** as at December 31, 2020 (hereinafter referred to as **"the Debt")**. A copy of the Statement of Account as at December 31, 2020 in the Form 10-Q has been filed with the US Securities and Exchange Commission on February 19, 2021.

(B) The parties hereto are now mutually desirous of amicably settling the Debt subject to the terms and conditions herein contained.

1 INTERPRETATION AND DEFINITIONS

1.1 The headings in this Agreement are for convenience of reference only and shall not affect the interpretation or be used in the construction of this Agreement.

1.2 Reference to the Parties in this Agreement shall include its Representative successors and permitted assigns.

1.3 Words using the singular or plural number also include the plural or singular number, respectively.

1.4 References to "Clause" or any other agreement or documents in this Agreement shall be constructed as references to the clauses of this Agreement, or such other agreement or document as may be amended, modified or supplemented from time to time, and shall include a reference to any document which, amends, modifies or supplements it or is entered into made or given pursuant to or in accordance with its terms.

2. CONSIDERATION

In consideration of the mutual covenants of the parties herein the parties have agreed to enter into this Settlement Agreement upon terms herein contained.

3. TERMS OF THE SETTLEMENT

The Parties agree as follows:

3.1 The Debt shall be fully settled by way of an allotment and issue of **53,421,033 new shares of VERDE's restricted common stock at USD 0.03 per share** ranking pari passu in all respects with all existing shares of VERDE and subject to a moratorium period of six (6) months from the issue date (hereinafter referred to as "**the Settlement**

Shares") to the Creditor or it's nominee, Internet.com Ltd. [Company No. 366139] within seven (7) days from this Agreement.

3.2 Upon execution of this Agreement, the Creditor shall forthwith provide all the necessary information and documents required by VERDE for the issuance of the Settlement Shares to the Creditor or it's nominee.

3.3 Upon the issuance of the Settlement Shares as evidenced by the issuance of the requisite share certificates and duly signed board of director's resolution approving the same, both parties shall have no further claims whatsoever against the other in respect of the Debt except as hereinafter expressly reserved.

4. EFFECTIVE DATE

This Agreement shall take effect from the date the parties hereto execute the Agreement and where fees, expenses or costs are payable under this Agreement such fees, expenses or costs shall have been paid by VERDE.

5. TIME IS OF ESSENCE

Time wherever and whenever mentioned herein shall be the essence of this Agreement.

6. NOTICES

Any notice to be served on the parties under this Agreement shall be deemed sufficiently served in writing to the address first mentioned above or digitally or by hand or registered mail.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF the parties hereto have hereunder set their hands and seals the day and year first above written.

Signed by the Authorized Representative of)
VERDE RESOURCES, INC.)
)
)

....

Balakrishnan B S Muthu
President, and Director

Signed by the Authorized Representative of)
CHAMPMARK SDN BHD)
)
)

....

Balakrishnan B S Muthu
Director

Signed by the Authorized Representative of)
BEIJING CHANGXIN WANLIN TECHNOLOGY CO., LTD)
)
)

....

Wu Ming Ding
Director

<u>BETWEEN</u>

VERDE RESOURCES, INC.
("VERDE")
&
GOLD BILLION GLOBAL LIMITED
("GBGL")

<u>AND</u>

FEDERAL MINING RESOURCES LTD.
("CREDITOR")

SETTLEMENT OF DEBTS AGREEMENT

Dated this 9th day of June 2021

SETTLEMENT AGREEMENT

This Agreement is entered into this 9th day of June 2021

BETWEEN:

(1) **VERDE RESOURCES, INC** a company incorporated under the laws of Nevada, USA listed under OTCQB trading under stock code "VRDR" and having its registered address at Block B-5, 20/F, Great Smart Tower, 230 Wanchai Road, Wanchai, Hongkong (hereinafter referred to as **"VERDE"**).

(2) **GOLD BILLION GLOBAL LIMITED (Company No. 1759774)** a company incorporated in the British Virgin Island and having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island (hereinafter referred to as **"GBGL"**).

AND

(3) **FEDERAL MINING RESOURCES LTD (Company No. 1603878)** a company incorporated in the British Virgin Island and having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred to as **"Creditor"**)

WHEREAS:

(A) The parties hereby acknowledge that VERDE and its wholly-owned subsidiary GBGL are indebted to the Creditor for the total sum of **USD 173,465 (One Hundred Seventy Three Thousand Four Hundred Sixty Five)** as at December 31, 2020 (hereinafter referred to as **"the Debt"),** of which VERDE and GBGL are indebted for the sum of USD 79,171 (Seventy Nine Thousand One Hundred Seventy One) and USD 94,294 (Ninety Four Thousand Two Hundred Ninety Four) respectively. A copy of the Statement of Account as at December 31, 2020 in the Form 10-Q has been filed with the US Securities and Exchange Commission on February 19, 2021

(B) The parties hereto are now mutually desirous of amicably settling the Debt subject to the terms and conditions herein contained.

1 INTERPRETATION AND DEFINITIONS

1.1 The headings in this Agreement are for convenience of reference only and shall not affect the interpretation or be used in the construction of this Agreement.

1.2 Reference to the Parties in this Agreement shall include its Representative successors and permitted assigns.

1.3 Words using the singular or plural number also include the plural or singular number, respectively.

1.4 References to "Clause" or any other agreement or documents in this Agreement shall be constructed as references to the clauses of this Agreement, or such other agreement or document as may be amended, modified or supplemented from time to time, and shall include a reference to any document which, amends, modifies or supplements it or is entered into made or given pursuant to or in accordance with its terms.

2. CONSIDERATION

In consideration of the mutual covenants of the parties herein the parties have agreed to enter into this Settlement Agreement upon terms herein contained.

3. TERMS OF THE SETTLEMENT

The Parties agree as follows:

3.1 The Debt shall be fully settled by way of an allotment and issue of **5,782,167 new shares of VERDE's restricted common stock at USD 0.03 per share** ranking pari passu in all respects with all existing shares of VERDE and subject to a moratorium period of six (6) months from the issue date (hereinafter referred to as "**the Settlement Shares**") to the

Creditor or it's nominee, Internet.com Ltd. [Company No. 366139] within seven (7) days from this Agreement.

3.2 Upon execution of this Agreement, the Creditor shall forthwith provide all the necessary information and documents required by VERDE for the issuance of the Settlement Shares to the Creditor or it's nominee.

3.3 Upon the issuance of the Settlement Shares as evidenced by the issuance of the requisite share certificates and duly signed board of director's resolution approving the same, both parties shall have no further claims whatsoever against the other in respect of the Debt except as hereinafter expressly reserved.

4. EFFECTIVE DATE

This Agreement shall take effect from the date the parties hereto execute the Agreement and where fees, expenses or costs are payable under this Agreement such fees, expenses or costs shall have been paid by VERDE.

5. TIME IS OF ESSENCE

Time wherever and whenever mentioned herein shall be the essence of this Agreement.

6. NOTICES

Any notice to be served on the parties under this Agreement shall be deemed sufficiently served in writing to the address first mentioned above or digitally or by hand or registered mail.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF the parties hereto have hereunder set their hands and seals the day and year first above written.

Signed by the Authorized Representative of)
VERDE RESOURCES, INC.)
)
)

....

Balakrishnan B S Muthu
President, and Director

Signed by the Authorized Representative of)
GOLD BILLION GLOBAL LIMITED)
)
)

....

Balakrishnan B S Muthu
Director

Signed by the Authorized Representative of)
FEDERAL MINING RESOURCES LTD)
)
)

....

Wu Ming Ding
Director

:

BETWEEN

VERDE RESOURCES, INC.
("VERDE")
&
GOLD BILLION GLOBAL LIMITED
("GBGL")

AND

FEDERAL CAPITAL INVESTMENT LIMITED
("CREDITOR")

SETTLEMENT OF DEBTS AGREEMENT

Dated this 9th day of June 2021

SETTLEMENT AGREEMENT

This Agreement is entered into this 9th day of June 2021

BETWEEN:

(1) **VERDE RESOURCES, INC** a company incorporated under the laws of Nevada, USA listed under OTCQB trading under stock code "VRDR" and having its registered address at Block B-5, 20/F, Great Smart Tower, 230 Wanchai Road, Wanchai, Hongkong (hereinafter referred to as **"VERDE"**).

(2) **GOLD BILLION GLOBAL LIMITED (Company No. 1759774)** a company incorporated in the British Virgin Island and having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island (hereinafter referred to as **"GBGL"**).

AND

(3) **FEDERAL CAPITAL INVESTMENT LIMITED (Company No. 0505970)** a company incorporated under the laws of Hong Kong SAR and whose address is situated at Suite 4703 Central Plaza, 18 Harbour Road, Wanchai, Hong Kong (hereinafter referred to as **"Creditor")**

WHEREAS:

(A) The parties hereby acknowledge that VERDE and its wholly-owned subsidiary GBGL are indebted to the Creditor for the total sum of **USD 142,000 (One Hundred Forty Two Thousand)** as at December 31, 2020 (hereinafter referred to as **"the Debt"),** of which VERDE and GBGL are indebted for the sum of USD 70,000 (Seventy Thousand) and USD 72,000 (Seventy Two Thousand) respectively. A copy of the Statement of Account as at December 31, 2020 in the Form 10-Q has been filed with the US Securities and Exchange Commission on February 19, 2021

(B) The parties hereto are now mutually desirous of amicably settling the Debt subject to the terms and conditions herein contained.

1 INTERPRETATION AND DEFINITIONS

1.1 The headings in this Agreement are for convenience of reference only and shall not affect the interpretation or be used in the construction of this Agreement.

1.2 Reference to the Parties in this Agreement shall include its Representative successors and permitted assigns.

1.3 Words using the singular or plural number also include the plural or singular number, respectively.

1.4 References to "Clause" or any other agreement or documents in this Agreement shall be constructed as references to the clauses of this Agreement, or such other agreement or document as may be amended, modified or supplemented from time to time, and shall include a reference to any document which, amends, modifies or supplements it or is entered into made or given pursuant to or in accordance with its terms.

2. CONSIDERATION

In consideration of the mutual covenants of the parties herein the parties have agreed to enter into this Settlement Agreement upon terms herein contained.

3. TERMS OF THE SETTLEMENT

The Parties agree as follows:

3.1 The Debt shall be fully settled by way of an allotment and issue of **4,733,333 new shares of VERDE's restricted common stock at USD 0.03 per share** ranking pari passu in all respects with all existing shares of VERDE and subject to a moratorium period of six (6) months from the issue date (hereinafter referred to as "**the Settlement Shares**") to the

Creditor or it's nominee, Internet.com Ltd. [Company No. 366139] within seven (7) days from this Agreement.

3.2 Upon execution of this Agreement, the Creditor shall forthwith provide all the necessary information and documents required by VERDE for the issuance of the Settlement Shares to the Creditor or it's nominee.

3.3 Upon the issuance of the Settlement Shares as evidenced by the issuance of the requisite share certificates and duly signed board of director's resolution approving the same, both parties shall have no further claims whatsoever against the other in respect of the Debt except as hereinafter expressly reserved.

4. EFFECTIVE DATE

This Agreement shall take effect from the date the parties hereto execute the Agreement and where fees, expenses or costs are payable under this Agreement such fees, expenses or costs shall have been paid by VERDE.

5. TIME IS OF ESSENCE

Time wherever and whenever mentioned herein shall be the essence of this Agreement.

6. NOTICES

Any notice to be served on the parties under this Agreement shall be deemed sufficiently served in writing to the address first mentioned above or digitally or by hand or registered mail.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF the parties hereto have hereunder set their hands and seals the day and year first above written.

Signed by the Authorized Representative of)
VERDE RESOURCES, INC.)
)
)

....

Balakrishnan B S Muthu
President, and Director

Signed by the Authorized Representative of)
GOLD BILLION GLOBAL LIMITED)
)
)

....

Balakrishnan B S Muthu
Director

Signed by the Authorized Representative of)
FEDERAL CAPITAL INVESTMENT LIMITED)
)
)

....

Wu Ming Ding
Director

:

BETWEEN

VERDE RESOURCES, INC.
("VERDE")
&
GOLD BILLION GLOBAL LIMITED
("GBGL")

AND

YORKSHIRE CAPITAL LIMTED
("CREDITOR")

SETTLEMENT OF DEBTS AGREEMENT

Dated this 9th day of June 2021

SETTLEMENT AGREEMENT

This Agreement is entered into this 9th day of June 2021

BETWEEN:

(1) **VERDE RESOURCES, INC** a company incorporated under the laws of Nevada, USA listed under OTCQB trading under stock code "VRDR" and having its registered address at Block B-5, 20/F, Great Smart Tower, 230 Wanchai Road, Wanchai, Hongkong (hereinafter referred to as **"VERDE"**).

(2) **GOLD BILLION GLOBAL LIMITED (Company No.: 1759774)** a company incorporated in the British Virgin Island and having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island (hereinafter referred to as **"GBGL"**).

AND

(3) **YORKSHIRE CAPITAL LIMTED (Company Registration No. 0391896)** a company incorporated under the laws of Hong Kong SAR and whose address is situated at Suite 4703 Central Plaza, 18 Harbour Road, Wanchai, Hong Kong (hereinafter referred to as **"Creditor")**

WHEREAS:

(A) The parties hereby acknowledge that GBGL, a wholly-owned subsidiary of VERDE, is indebted to the Creditor for the sum of **USD 27,000 (Twenty Seven Thousand)** as at December 31, 2020 (hereinafter referred to as **"the Debt")**. A copy of the Statement of Account as at December 31, 2020 in the Form 10-Q has been filed with the US Securities and Exchange Commission on February 19, 2021

(B) The parties hereto are now mutually desirous of amicably settling the Debt subject to the terms and conditions herein contained.

1 INTERPRETATION AND DEFINITIONS

1.1 The headings in this Agreement are for convenience of reference only and shall not affect the interpretation or be used in the construction of this Agreement.

1.2 Reference to the Parties in this Agreement shall include its Representative successors and permitted assigns.

1.3 Words using the singular or plural number also include the plural or singular number, respectively.

1.4 References to "Clause" or any other agreement or documents in this Agreement shall be constructed as references to the clauses of this Agreement, or such other agreement or document as may be amended, modified or supplemented from time to time, and shall include a reference to any document which, amends, modifies or supplements it or is entered into made or given pursuant to or in accordance with its terms.

2. CONSIDERATION

In consideration of the mutual covenants of the parties herein the parties have agreed to enter into this Settlement Agreement upon terms herein contained.

3. TERMS OF THE SETTLEMENT

The Parties agree as follows:

3.1 The Debt shall be fully settled by way of an allotment and issue of **900,000 new shares of VERDE's restricted common stock at USD 0.03 per share** ranking pari passu in all respects with all existing shares of VERDE and subject to a moratorium period of six (6) months from the issue date (hereinafter referred to as "**the Settlement Shares**") to the Creditor or it's nominee(s) within seven (7) days from this Agreement.

3.2 Upon execution of this Agreement, the Creditor shall forthwith provide all the necessary information and documents required by VERDE for the issuance of the Settlement Shares to the Creditor or it's nominee.

3.3 Upon the issuance of the Settlement Shares as evidenced by the issuance of the requisite share certificates and duly signed board of director's resolution approving the same, both parties shall have no further claims whatsoever against the other in respect of the Debt except as hereinafter expressly reserved.

4. EFFECTIVE DATE

This Agreement shall take effect from the date the parties hereto execute the Agreement and where fees, expenses or costs are payable under this Agreement such fees, expenses or costs shall have been paid by VERDE.

5. TIME IS OF ESSENCE

Time wherever and whenever mentioned herein shall be the essence of this Agreement.

6. NOTICES

Any notice to be served on the parties under this Agreement shall be deemed sufficiently served in writing to the address first mentioned above or digitally or by hand or registered mail.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF the parties hereto have hereunder set their hands and seals the day and year first above written.

Signed by the Authorized Representative of)
VERDE RESOURCES, INC.)
)
)

....

Balakrishnan B S Muthu
President, and Director

Signed by the Authorized Representative of)
GOLD BILLION GLOBAL LIMITED)
)
)

....

Balakrishnan B S Muthu
Director

Signed by the Authorized Representative of)
YORKSHIRE CAPITAL LIMTED)
)
)

....

Lai Kui Shing Andy
Director